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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



                                  Date of Report:
                                  August 30, 1999



                         CHOICES ENTERTAINMENT CORPORATION
                         ---------------------------------
               (Exact name of registrant as specified in its charter)


            Delaware             000-17001             52-1529536
            --------             ---------             ----------
 (State of Incorporation)   (Commission File No.)     (I.R.S. Employer
                                                     Identification No.)

                            2455 East Sunrise Boulevard
                                     Suite 313
                          Ft. Lauderdale, Florida   33304
                          -------------------------------
                      (Address of principal executive offices)


                                    954-567-4100
                                    ------------
                (Registrant's telephone number, including area code)

                                   10770 Wiles Road
                           Coral Springs, Florida   33076
                           ------------------------------
           (Former name or former address, if changed since last report)




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                         CHOICES ENTERTAINMENT CORPORATION

ITEM 2.   Acquisition or Disposition of Assets.

     On or about August 30, 1999, the Company entered into a binding letter of intent with Republic Hotel Investors, Inc. ("RHII") of Seattle, Washington to acquire its business. RHII is in the business of acquiring, developing, owning, operating, managing and disposing of hotel properties. RHII has been developing its business since at least 1995. RHII does not currently own or operate any hotel properties. The accounting impact of the acquisition transaction on the financial statements of the Company is considered by us to be immaterial. See, "Item 7." below.

     The letter of intent provides that the Company will acquire all of the right, title and interest in and to RHII's assets consisting of books, documents, records, papers, human resources network (consisting of names, telephone numbers, contact and other information) business plan, goodwill, hotel acquisition and development agreements in various stages of negotiation, proprietary information, and other miscellaneous categories of business assets in exchange for the issuance to RHII by the Company of 144,789,382 shares of its restricted common stock (the "Transaction").

     The Company's obligation to issue the shares of restricted common stock is subject to certain vesting requirements as follows:

          i. The first 2,100,000 shares of Choices common stock shall vest immediately upon execution of the Purchase and Sale Agreement;

          ii. The next 6,531,605 shares of Choices common stock shall vest immediately upon the execution of any agreement to acquire a hotel property or portfolio of hotel properties;

          iii. The next 68,078,888 shares of Choices common stock shall be subject to forfeiture if and in the event that within twelve
               (12) months of the execution of the Purchase and Sale Agreement contemplated hereby, Choices has hotel assets under contract having a fair market value, exclusive of indebtedness, of less than $50,000,000 and earnings before taxes, depreciation and amortization (EBITDA) of less than $5,000,000. If RHII achieves these goals, the shares of common stock of Choices payable to RHII in the amount stated above in this sub-paragraph iii. shall be thereafter vested and non-forfeitable;

          iv. The next 34,039,444 shares of Choices common stock shall be subject to forfeiture if and in the event that twenty-four months after the execution of the Purchase and Sale Agreement contemplated hereby Choices has hotel assets under contract having a fair market value, exclusive of indebtedness thereon, of less than $75,000,000 and EBITDA of less than $7,000,000. If RHII achieves these goals, the shares of common stock of Choices payable to RHII in the amount stated above in this sub-paragraph
               iv. shall be thereafter vested and non-forfeitable;

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                         CHOICES ENTERTAINMENT CORPORATION

           v. The next 34,039,444 shares of Choices common stock shall be subject to forfeiture if and in the event that thirty-six months after the execution of the Purchase and Sale Agreement contemplated hereby Choices has hotel assets under contract having a fair market value, exclusive of indebtedness thereon, of less than $100,000,000 and EBITDA of less than $9,000,000. If RHII achieves these goals, the shares of common stock of Choices payable to RHII in the amount stated above in this sub-paragraph
               v. shall be thereafter vested and non-forfeitable.

     The current authorized capital of Choices is 50,000,000 shares of capital stock and therefore is insufficient to provide for the issuance of the shares to RHII as provided in sub-paragraphs iii.-v. above. Accordingly, RHII and Choices have agreed that although the obligation to issue such shares shall become fixed at the time of execution of a definitive purchase and sale agreement, subject to forfeiture, the shares issuable as provided above shall be considered unissued and not outstanding until the vesting provisions as provided herein have been satisfied and the common stock issuable hereunder has been issued in fact. Further, Choices and its current board of directors have agreed to do such things as are necessary to assure that Choices has sufficient authorized and unissued capital stock to provide for the issuance of the shares of common stock contemplated by this letter of intent.

     In addition to agreeing to purchase RHII's business for the shares of common stock of Choices as more fully set forth above, the Company has agreed to do such things as are necessary to change the name of Choices to "Republic Lodging Corporation". In that regard, the Company is advised by counsel that a shareholders meeting or solicitation of written consents is necessary to effect a name change and the Company has agreed to hold such meeting or solicit such consents at the earliest practicable time, and to recommend approval of the proposed change of name as specified.

     In addition to acquiring the assets of RHII, the Company will obtain the personal services of Lorne Bradley and Tracy M. Shier, Esq., both of whom have experience in the area of hotel development, acquisition, law and finance. Messrs. Bradley and Shier each hold 50% of the outstanding common stock of RHII. As part of the agreement, Mr. Bradley has been appointed to the Board of Directors of the Company and designated Chairman. Also, Mr. Shier has been appointed to the Board of Directors. Mr. Shier has served Choices Entertainment Corporation in the past as legal counsel and was "of counsel" to the law firm Monahan & Biagi, P.L.L.C. which law firm represented the Committee for Change at Choices, an insurgent shareholder group the activities of which succeeded in changing control of the Company. The Company has agreed to pay Mr. Bradley compensation of not less than $120,000 per year. So far in 1999 Mr. Shier has been paid $15,000 by the Company for legal fees. See also, "Item 5." below.

     As a result of the Transaction, and if the Company's plans are realized, the Company will


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                         CHOICES ENTERTAINMENT CORPORATION

be engaged in the business of acquiring, developing, owning and operating hotels. The Company's Board of Directors has commenced or caused to be commenced concept development on a multi-state hotel chain based in the Northwest region of the United States and featuring good quality limited service hotels which will carry a unique proprietary name. In other words, the hotels will be "self-flagged." The Company does not intend to limit its business, however, and therefore some of the Company's hotel properties may be franchised from national hotel franchisers.

     For the fiscal year ended December 31, 1998, the Company had no revenues, accounting income of $235,571, and net income of $232,908.

ITEM 5.   Other Events.

     In an unrelated action prior to the Transaction reported on above, the Board of Directors of the Company has resolved that in recognition for the services that have been performed since at least 1997 without compensation, each of James Sink, Thomas Renna, George Pursglove and Tracy Shier, is entitled to receive as compensation for such services the some of $120,000 for a total compensation package of $480,000. Each of the named persons has been given the option of taking the compensation award either in cash or in securities of the Company. Messrs. Sink, Renna and Pursglove are the current Directors of the Company. Mr. Shier was a director nominee at the time the action was taken and is now a Director of the Company. Mr. Shier has also served the Company as legal counsel.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b) Financial statements and Pro Forma financial information for both the Company and Republic Hotel Investors, Inc. has been omitted in reliance on an automatic waiver of the requirement to include such information. The financial impact of the acquisition disclosed in this report is not considered by us to be material either in the size of the Transaction or the financial impact on the Company of completion of the Transaction.

     (c)       Index to Exhibits

Exhibit 10.99 Letter of Intent between Choices Entertainment Corporation and Republic Hotel Investors, Inc. dated August 30, 1999.



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                                     SIGNATURES

     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   CHOICES ENTERTAINMENT CORPORATION

    Date: September 17, 1999             By:    /s/ George Pursglove
                                            ----------------------------------
                                                 George Pursglove
                                            Interim Chief Financial Officer







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